Exhibit 99.1

FLEETCOR Technologies Closes Out Chapter in FTC Case

June 9, 2023 – ATLANTA -- FLEETCOR Technologies, Inc. (NYSE: FLT), today announced that it received the anticipated court order in the FTC marketing practices and disclosure case. As expected, the court order limits its injunctive relief to FLEETCOR’s fuel card business in the United States.

The order requires FLEETCOR to implement a set of disclosure practices, such as crediting customer payments on receipt date or providing notice to customers in advance of receiving a new fee. As previously disclosed, FLEETCOR has voluntarily implemented multiple disclosure enhancements to improve the customer experience.

FLEETCOR intends to comply with the order, as required by the court. FLEETCOR reiterates that we believe the implementation of this order will not be material to the Company’s financial performance.

“We’re pleased to close out this chapter of the FTC case,” said Ron Clarke, Chairman and CEO of FLEETCOR Technologies, Inc. “We remain committed to industry-leading transparency and offering our customers compelling products and services that provide significant value to help them run their businesses.”

Forward-Looking Statements:
This press release contains forward-looking statements within the meaning of the federal securities laws. Statements that are not historical facts, including statements about FLEETCOR’s beliefs, assumptions, expectations and future performance, are forward-looking statements. Forward-looking statements can be identified by the use of words such as “anticipate,” “intend,” “believe,” “estimate,” “plan,” “seek,” “project” or “expect,” “may,” “will,” “would,” “could” or “should,” the negative of these terms or other comparable terminology.

These forward-looking statements are not a guarantee of performance, and you should not place undue reliance on such statements. We have based these forward-looking statements largely on preliminary information, internal estimates and management assumptions, expectations and plans about future conditions, events and results. Forward-looking statements are subject to many uncertainties and other variable circumstances, such as our ability to successfully execute our strategic plan and portfolio review; any ongoing macro economic, supply chain, workforce or other impacts of the coronavirus (including any variants thereof, “COVID-19”); adverse changes in program fees or charges we may collect, whether through legal, regulatory or contractual changes; adverse outcomes with respect to current and future legal proceedings or investigations, including without limitation, the FTC lawsuit, or actions of governmental, regulatory or quasi-governmental bodies or standards or industry organizations with respect to our payment cards; delays or failures associated with implication of, or adaption to, new technology, changes in credit risk of customers and associated losses; failure to maintain or renew key business relationships; failure to maintain competitive product offerings; failure to complete, or delays in completing, acquisitions, new partnerships or customer arrangements; and to successfully integrate or otherwise achieve anticipated benefits from such acquisitions, partnerships, and customer arrangements; failure to successfully expand and manage our business internationally; and other risks related to our international operations, including the impact of the conflict between Russia and Ukraine on our business and operations, the potential impact to our business as a result of the United Kingdom’s referendum to leave the European Union; the impact of foreign exchange rates on operations, revenues and income; and the failure or compromise of our data centers and other information technology assets; as well as the other risks and uncertainties identified under the caption "Risk Factors" in FLEETCOR's Annual Report on Form 10-K for the year ended December 31, 2022 filed with the Securities and Exchange Commission (“SEC”) on February 28, 2023 and subsequent filings with the SEC made by us. These factors could cause our actual results and experience to differ materially from any forward-looking statement made herein. The forward-looking statements included in this press release are made only as of the date hereof and we do not undertake, and specifically disclaim, any obligation to update any such statements as a result of new information, future events or developments, except as specifically stated or to the extent required by law. You may access FLEETCOR’s SEC filings for free by visiting the SEC web site at www.sec.gov.

About FLEETCOR
FLEETCOR Technologies (NYSE: FLT) is a leading global business payments company that helps businesses spend less by providing innovative solutions that enable and control expense-related purchasing and payment processes. The FLEETCOR portfolio of brands automate, secure, digitize and manage payment transactions on behalf of businesses across more than 165 countries in North America, Latin America, Europe, and Asia Pacific. For more information, please visit www.FLEETCOR.com.

Investor Relations
Jim Eglseder, 770-417-4697
Jim.Eglseder@fleetcor.com
2